Barrett International Shares
Fund #401






















Semiannual Report
February 29, 2000



A fund seeking long-term growth of capital primarily from foreign equity securities.

Barrett International Shares are a class of the Scudder International Fund.

-----------------------------------------------------------------------------------------------

 Board of Directors

 Sheryle J. Bolton           Director; Chief Executive Officer, Scientific Learning Corporation
 William T. Burgin           Director; General Partner, Bessemer Venture Partners
 Keith R. Fox                Director; General Partner, The Exeter Group of Funds
 William H. Luers            Director; Chairman and President, U.N. Association of
                             America
 Kathryn L. Quirk*           Director; Vice President and Assistant Secretary
 Joan E. Spero               Director; President, Doris Duke Charitable Foundation

-----------------------------------------------------------------------------------------------

 Honorary Directors

 Paul Bancroft III           Honorary Director; Venture Capitalist and Consultant
 William H. Gleysteen, Jr.   Honorary Director; Consultant; Guest Scholar, Brookings
                             Institution
 Wilson Nolen                Honorary Director; Consultant
 Robert G. Stone, Jr.        Honorary Director; Chairman Emeritus and Director,
                             Kirby Corporation

-----------------------------------------------------------------------------------------------

 Officers

 Nicholas Bratt*             President
 Elizabeth J. Allan*         Vice President
 Irene T. Cheng*             Vice President
 Joyce E. Cornell*           Vice President
 Susan E. Dahl*              Vice President
 Philip S. Fortuna*          Vice President
 Carol L. Franklin*          Vice President
 Edmund B. Games, Jr.*       Vice President
 Joan R. Gregory*            Vice President
 Theresa Gusman*             Vice President
 Ann M. McCreary*            Vice President
 Robert C. Peck*             Vice President
 Sheridan Reilly*            Vice President
 Shahram Tajbakhsh*          Vice President
 Tien Yu Sieh*               Vice President
 John Millette*              Vice President and Secretary
 John R. Hebble*             Treasurer
 Richard W. Desmond*         Assistant Secretary
 Caroline Pearson*           Assistant Secretary

 *Scudder Kemper Investments, Inc.

Dear Shareholders,

We are pleased to provide you with the February 29, 2000 semiannual report for the Barrett International Shares, a class of shares of Scudder International Fund (the "Fund").

In the momentum-driven market environment of recent months, it has been easy for investors to set aside their long-term objectives in favor of stocks that offer the most compelling "stories." Although many of the best recent performers have been stocks with no earnings, it is important to remember that earnings growth is the fundamental driver of stock prices over the long term. Companies with suspect earnings may perform well in the short run, but ultimately they tend to lose value if they do not generate earnings. Conversely, companies that produce strong, steady earnings usually evolve into star performers.

For this reason, the management team of Barrett International Shares seeks to invest in companies that possess a definable catalyst for stronger earnings growth. This catalyst can come in the form of an economic recovery taking place in a particular region, positive changes sweeping through a specific industry, or important restructuring initiatives taking place at an individual company. To find companies undergoing these important changes, management spends a great deal of time "on the ground," meeting with company managements and developing a sense of how individual firms are positioned within their respective markets. The fund employs a large team of research analysts that are always on the road, digging for useful information and striving to determine which companies are embracing the "new economy," and which companies are likely to be left behind. The end result is that if a company is making meaningful, positive changes in the way it does business, we will be among the first to know about it.

Over time, this focus on companies undergoing positive fundamental changes can help mitigate the effects of market volatility, and can position a portfolio for strong performance in both up and down markets. This approach has worked very well for the fund. In addition to being awarded a four-star overall rating from Morningstar(TM), the fund has been ranked in the top quartile of its peer group over the one-, three-, five-, and ten-year periods. For more information on how the fund has built this strong performance record, please turn to the Portfolio Management Discussion beginning on page 9.

Thank you for your continued investment in Barrett International Shares. For current information on the fund or your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President,
Barrett International Shares

Performance Update
--------------------------------------------------------------------------------
                                                              February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Barrett
         International               MSCI EAFE &
             Shares                 Canada Index*

    4/98**   10000                      10000
    8/98      9168                       8781
   11/98      9854                       9894
    2/99     10071                      10018
    5/99     10554                      10333
    8/99     12121                      11077
   11/99     14041                      12036
    2/00     15907                      12693


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                                  Average
Period ended 2/29/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Barrett International Shares
--------------------------------------------------------------------------------
1 year                        $ 15,794               57.94%              57.94%
--------------------------------------------------------------------------------
Life of Class**               $ 16,128               61.28%              28.44%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                        $ 12,671               26.71%              26.71%
--------------------------------------------------------------------------------
Life of Class**               $ 12,692               26.93%              13.87%
--------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Class commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE BARRETT INTERNATIONAL SHARES TOTAL RETURN (%) AND MSCI EAFE & CANADA INDEX* TOTAL RETURN (%)

                                 Yearly periods ended February

                                  1999**  2000
-----------------------------------------------------------------
Fund Total
Return (%)                          .71   57.94
-----------------------------------------------------------------
Index Total
Return (%)                          .18   26.71
-----------------------------------------------------------------
Net Asset
Value ($)                         48.02   69.73
-----------------------------------------------------------------
Income
Dividends
($)                                  --     .19
-----------------------------------------------------------------
Capital
Gains
Distributions
($)                                5.56    4.82
-----------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Class commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.

         Effective August 2, 1999, the Fund offers three share classes:
         International Shares, Barrett International Shares, and Class R Shares. The total return information provided is for the Fund's Barrett International Shares Class.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              February 29, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                        The fund's holdings in
Europe                      63%                          Europe have increased
Japan                       26%                         from 60% of net assets
Pacific Basin               10%                            on August 31, 1999.
Canada                       1%
------------------------------------
                           100%
------------------------------------





--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                              Holdings in the
Technology                  21%                                technology and
Communications              16%                        communications sectors
Manufacturing               14%                                   contributed
Financial                   13%                          significantly to the
Service Industries          11%                                 fund's strong
Consumer Staples             4%                                  performance.
Energy                       4%
Consumer Discretionary       3%
Metals & Materials           3%
Other                       11%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(23% of Portfolio)                                           The fund's top ten
                                                           holdings reflect its
  1.     Vodafone AirTouch PLC                           focus on well-managed,
         Provider of telecommunication services         fast-growing companies.

  2.     Seat Pagine Gialle SpA
         Publisher of telecommunication directories

  3.     Reuters Group PLC
         International news and information agency

  4.     Vivendi SA
         Provider of industrial services

  5.     Siemens AG
         Electrical engineering and electronics company

  6.     Epcos AG
         Producer of electronic componets and integrated circuits

  7.     Total FINA SA
         Explorer, developer and producer of oil and gas

  8.     NTT Mobile Communications Network, Inc.
         Provider of various telecommunication services and equipment

  9.     Nokia Oyj
         Manufacturer of telecommunication networks and equipment

 10.     STMicroelectronics NV
         Manufacturer of semiconductor integrated circuits










For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                             February 29, 2000

In the following interview, portfolio manager Irene Cheng discusses Barrett International Shares' strategy and the market environment during the six-month period ended February 29, 2000.

Q: How have the international markets performed in recent months?

A: The market environment overseas was very similar to that of the United States. Looking at the broader indices, it would appear that a roaring bull market was in progress: France's CAC-40 rose 34.90%, Germany's Index climbed 45.04%, and Japan's Nikkei-225 gained 14.47%. Many emerging markets indices performed even better. However, the bulk of the gains were concentrated in the group that has been termed "TMT," which stands for technology, media, and telecommunications. Over the six months, tech stocks in the MSCI EAFE Index rose 105%, telecoms gained almost 75%, media was up 68%, and electrical equipment also rose. Outside of these industry groups, not one other sector showed a positive return for the six-month period, and many -- such as retailers (-20.7%), food producers (-19.7%), and building materials (-17.8%) -- dropped significantly. Fortunately, the fund is well positioned for this sharply bifurcated market environment through its large position in TMT stocks.

Q: How did these positive developments affect the fund?

A: Over the six months ended February 29, the Barrett International Shares returned 31.23%, compared to a return of 14.58% for its unmanaged benchmark, the MSCI EAFE + Canada Index. Over the one-year period ended on the same date, the Barrett International Shares had produced a total return of 57.94%. We attribute the fund's excellent performance to the strong individual stock selection. The portfolio has been positioned to benefit on one side from the vigorous growth taking place in areas such as telecom and technology, and on the other side from the renewed pricing power of large industrial commodity companies. We have also benefited from avoiding companies that are being squeezed by the impact of new technological advances, or are facing significantly higher input prices as a result of the jump in commodities prices.

Q: How is the fund positioned within the TMT sectors?

A: The fund benefited from its overweight position in TMT stocks -- which make up over 40% of the portfolio -- as well as our excellent stockpicking within the group. We gained a lift from our holdings in the cellular operator Vodafone, as well as equipment makers Nokia and Ericsson. The fund also benefited from early entry into the emerging Italian Internet sector. As publishing houses such as Seat Pagine Gialle and L'Espresso have leveraged their brand names to develop successful Internet initiatives, their shares have jumped. In Japan, we achieved strong gains in tech holdings such as Fujitsu, Murata, Sony, and NTT DoCoMo, the leading cellular operator and Internet access provider.

While we believe that the valuations of a number of individual stocks in the TMT group have become stretched, we continue to see strong long-term earnings potential for many companies in these sectors. Individuals and corporations in Europe and Japan have generally been slower to adopt the Internet than we have here in the United States. This divergence has created a wealth of compelling growth opportunities in companies that provide the infrastructure for the `Net, as well as traditional media companies that are moving to Internet-based business models. We believe that the convergence of content producers, equipment makers, and providers of network operations is generating powerful, self-reinforcing demand for each group's products and services. As companies in these sectors feed off one another, growth and wealth creation should continue to gain momentum. Going forward, we will continue to position the portfolio to take advantage of this dynamic process, while trimming holdings whose valuations have reached what we believe are excessive levels.

Q: In previous reports, you have made positive comments regarding the outlook for Japan. Are you still positive on the outlook for that country?

A: Yes. Japanese stocks rallied in 1999 on the expectation for reform in both the public and private sectors, but the inability of the economy to stage a recovery has caused confidence to wane in recent months. Growth remains anemic, as evidenced by the 1.4% drop in fourth-quarter gross domestic product. Although some indicators -- such as industrial production -- are showing that the economy is improving, consumer spending has not shown signs of picking up steam. The government has been able to stimulate the economy through fiscal policy, but this cannot continue indefinitely due to the country's growing debt load. While these factors have caused the intense optimism that surrounded Japanese equities in the first half of 1999 to subside, we believe that Japan's stock market will be a source of tremendous investment opportunities over the long-term. We continue to hold 25% of the fund's net assets in that country, with a focus on companies that have exposure to fast-growing market segments in Japan and abroad. The fund also continues to hold companies that stand to boost their earnings through meaningful restructuring initiatives, such as Nomura and Nikko Securities in the financial sector, and NEC and Toshiba among the large industrials.

Q: What are your views on Europe?

A: We are seeing a wealth of changes taking place in Europe on both the economic and the corporate levels. Economic activity is accelerating throughout Europe, as demonstrated by a rise in export growth, a decline in unemployment, the increasing flexibility of the labor markets, and the highest levels of business and consumer confidence in many years. We expect European growth to exceed 3.0% in 2000 -- up from 2.2% in 1999 -- as growth spreads from Ireland, Spain, and the Benelux countries to the rest of the continent. While the specter of higher interest rates has been a cause for concern among market participants for some time, we do not expect the rise in interest rates to be large enough to severely dampen growth.

Europe's business environment is also becoming more dynamic. Merger and acquisition activity has skyrocketed, with the most dramatic example being the merger of Vodafone and Mannesmann. Adding to the positive environment is the fact that European governments are interfering less with the free markets. In Germany, for instance, the expected elimination of a tax on the sale of holdings among corporations is expected to unleash a flood of activity as companies redeploy their capital into new, more efficient investments. Investors are clearly encouraged by the fact that both unions and governments are increasingly unable to hold back the growing power of shareholders. Also adding to the positive environment is the fact that capital is now reaching smaller companies as the market for small cap stocks surges. This dynamic sparked a sharp increase in entrepreneurial activity and helped Europe make important strides in closing the technology gap with the United States. In combination, these factors have created tremendous investment opportunities in Europe, and should continue to do so going forward.

Q: What is your outlook for overseas equities over the remainder of 2000?

A: We hold a positive view on the long-term prospects of the overseas markets. Restructuring and consolidation continue at a furious pace, governments are instituting free market reforms, and the Internet is changing the way people everywhere are conducting business. The catalysts for higher corporate earnings remain in place, which translates into an upward bias for stock prices over time. Nevertheless, we wish to caution investors that near-term risks continue to exist. A continued rise in interest rates appears likely in the United States, and any volatility in the U.S. market is likely to migrate overseas. This is particularly true among international technology stocks, which are heavily influenced by the Nasdaq average. We therefore encourage investors to be prepared for volatility, but to remain focused on the fact that no matter what the markets are doing on a day-to-day basis, our long-term outlook for international equities remains highly favorable.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. They are distinct from value stocks.

  Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

    Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks. They are distinct from growth stocks.

      Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of February 29, 2000
--------------------------------------------------------------------------------

                                                                      Principal
                                                                      Amount ($)     Value ($)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
------------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 5.75%,
    to be repurchased at $136,790,845 on 3/1/2000
    (Cost $136,769,000)** .......................................   136,769,000      136,769,000

------------------------------------------------------------------------------------------------
Short-Term Investments 0.6%
------------------------------------------------------------------------------------------------

 GTE Corp., 5.8%***, 3/31/2000 (Cost $29,855,000) ...............    30,000,000       29,855,000


------------------------------------------------------------------------------------------------
Participating Loan Notes 0.3%
------------------------------------------------------------------------------------------------

 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
    12/31/2005, 1% plus 26.45% of net available
    cash flow to 4/30/2040 (Cost $13,351,889) ...................        10,250(b)    13,868,553


------------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
------------------------------------------------------------------------------------------------

 United Kingdom
 British Aerospace PLC, 7.45%, 11/29/2003
    (Cost $297,456) .............................................       501,947          784,922


                                                                        Shares
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
Common Stocks 96.5%
------------------------------------------------------------------------------------------------

 Australia 1.2%
 Broken Hill Proprietary Co., Ltd. (Petroleum,
    mineral and steel exploration and production) ...............     3,130,575       31,158,304
 WMC Ltd. (Mineral exploration and production) ..................     5,659,900       21,423,965
 Woodside Petroleum, Ltd.* (Producer of oil and gas) ............     1,814,600       10,437,669
                                                                                   -------------
                                                                                      63,019,938
                                                                                   -------------
 Canada 0.7%
 Canadian National Railway Co. (Railroad operator) ..............     1,446,000       33,738,007
                                                                                   -------------
 Finland 1.7%
 Nokia Oyj (Manufacturer of telecommunications
    networks and equipment) .....................................       450,600       90,144,822
                                                                                   -------------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 France 14.0%
 AXA SA (Insurance group providing insurance, finance
    and real estate services) ..........................      269,177    33,949,057
 Alcatel SA (Manufacturer of transportation,
    telecommunication and energy equipment) ............       66,278    15,578,019
 Aventis SA (Pharmaceutical company) ...................      967,536    49,558,968
 Carrefour Supermarche SA (Supermarket operator and
    food retailer) .....................................      164,220    24,996,883
 Christian Dior SA (Fashion house) .....................      184,105    37,809,747
 Club Mediterranee SA (Operator of vacation resorts) ...       45,160     5,211,197
 Dassault Systemes SA (Computer aided design,
    manufacturing/engineering software) ................      443,883    48,904,928
 Etablissements Economiques du Casino
    Guichard-Perrachon SA (Operator of supermarkets
    and convenience stores) ............................      443,837    25,929,794
 Eurotunnel SA* (Channel Tunnel consortium) ............   24,160,242    29,887,563
 LVMH (Louis Vuitton Moet Hennessy) (Producer of wines,
    spirits and luxury products) .......................       53,271    19,846,983
 Lafarge SA (Producer of cement, concrete and
    aggregates) ........................................      348,237    26,082,897
 Lafarge SA, Rights ....................................      348,237        10,097
 Pinault-Printemps-Redoute SA (Operator of
    department stores) .................................      197,494    39,910,502
 Rhodia SA (Drug manufacturer and chemicals specialist)     2,152,261    36,816,920
 Schneider Electric SA (Manufacturer of electronic
    components and automated manufacturing systems) ....      345,867    22,395,625
 Societe BIC SA (Manufacturer of office supplies) ......      727,297    31,876,332
 Suez Lyonnaise des Eaux SA (Water and electric utility)      303,360    50,134,153
 Total FINA SA "B" (Explorer, developer and producer
    of oil and gas) ....................................      737,869    98,053,075
 Union des Assurances Federales SA (Insurance group) ...      152,221    15,520,521
 Usinor Sacilor SA (Producer of flat steel and stainless
    steel) .............................................    1,231,190    18,026,731
 Vivendi SA (Provider of industrial services) ..........      874,156   103,068,992
                                                                      -------------
                                                                        733,568,984
                                                                      -------------
 Germany 13.7%
 Allianz AG (Multi-line insurance company) .............      112,373    39,335,953
 BASF AG (International chemical producer) .............      895,339    40,971,960
 Bayer AG* (Chemical producer) .........................    1,058,852    44,258,901
 Celanese AG (Manufacturer and distributor of
    industrial chemicals) ..............................       94,356     1,878,521
 Commerzbank AG (Provider of banking services) .........      510,000    18,236,906
 Deutsche Telekom AG (Telecommunication services) ......      593,932    49,881,069
 Dresdner Bank AG* (Provider of banking services) ......      650,418    31,304,095


    The accompanying notes are an integral part of the financial statements.

                                                              Shares     Value ($)
------------------------------------------------------------------------------------

 Epcos AG* (Producer of electronic components and
    integrated circuits) ...............................      704,026   100,019,640
 Heidelberger Druckmaschinen AG (Manufacturer of
    commercial printing presses) .......................      119,282     6,513,323
 HypoVereinsbank (Bank) ................................      478,642    26,182,221
 MobilCom AG (Provider of mobil telecommunication
    services) ..........................................      110,099    14,870,119
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Registered) (Insurance company) ...................      161,989    45,525,967
 SAP AG (pfd.) (Manufacturer of computer software) .....       95,696    80,231,059
 Siemens AG* (Electrical engineering and electronics
    company) ...........................................      563,942   101,101,502
 Thyssen Krupp AG* (Manufacturer of building and
    industrial steel materials) ........................    1,779,455    43,079,831
 VEBA AG (Electric utility, distributor of oil and
    chemicals) .........................................      685,570    30,743,198
 VIAG AG (Provider of electrical power and natural gas
    services, aluminum products, chemicals, ceramics and
    glass) .............................................    2,381,514    42,464,769
                                                                      -------------
                                                                        716,599,034
                                                                      -------------
 Hong Kong 0.8%
 China Telecommunications Ltd. (Provider of cellular
    telecommunication services) ........................    1,892,000    17,442,437
 Hutchison Whampoa, Ltd. (Diversified investment holding
    company) ...........................................    1,582,000    24,798,787
 New World Infrastructure Ltd. (Investment in and
    operation of infrastructure projects) ..............      949,200     1,067,161
                                                                      -------------
                                                                         43,308,385
                                                                      -------------
 Hungary 0.1%
 The First Hungary Fund Limited "A"
    (Investment company) ...............................        3,619     5,157,075
                                                                      -------------
 Italy 5.7%
 Banca Nazionale del Lavoro SpA* (Bank) ................    1,791,900     6,494,180
 Gruppo Editoriale L'Espresso SpA* (Publisher) .........    2,819,440    65,995,794
 Mediaset SpA (Broadcasting and television networks) ...    2,866,000    69,800,089
 Seat Pagine Gialle SpA (Publisher of telecommunications
    directories) .......................................   24,767,100   154,388,208
                                                                      -------------
                                                                        296,678,271
                                                                      -------------
 Japan 25.4%
 Advantest Corp. (Producer of measuring instruments and
    semiconductor testing devices) .....................      187,400    33,905,613
 Benesse Corp. (Provider of educational services) ......       79,200    15,825,613
 Canon, Inc. (Producer of visual image and information
    equipment) .........................................      658,000    27,312,080


    The accompanying notes are an integral part of the financial statements.

                                                             Shares       Value ($)
------------------------------------------------------------------------------------

DDI Corp. (Long distance telephone and cellular operator)        4,484   41,541,144
Daiwa Securities Group, Inc. (Provider of brokerage and
   other financial services) .............................   4,608,000   73,033,243
Fanuc, Ltd. (Manufacturer of numerically controlled
   equipment for machine tools) ..........................     258,500   25,122,162
Fuji Bank, Ltd. (Provider of commercial banking services)    3,576,000   27,802,507
Fujisawa Pharmaceutical Co. (Manufacturer and marketer
   of antibiotics) .......................................     320,000   10,492,277
Fujitsu Support and Service Inc.* (Provider of information
   services) .............................................      58,000   37,138,965
Fujitsu, Ltd. (Manufacturer of computers) ................   1,633,000   54,136,694
Hitachi, Ltd. (Manufacturer of general electronics) ......   3,629,000   49,408,456
Kyocera Corp. (Manufacturer of ceramic packaging) ........     309,000   52,257,766
Matsushita Electric Industrial Co., Ltd. (Manufacturer of
   consumer electronic products) .........................   2,050,000   59,582,198
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic
   applied electronic computers) .........................     327,000   62,132,970
NEC Corp. (Manufacturer of telecommunication and
   computer equipment) ...................................   2,797,000   62,367,257
NSK Ltd. (Manufacturer of bearings and motor vehicle
   machine parts) ........................................   3,247,000   22,413,442
NTT DoCoMo Inc. (Provider of various
   telecommunication services and equipment) .............       2,385   95,963,215
Nikko Securities Co., Ltd. (Securities broker and dealer)    3,943,000   50,746,876
Nintendo Co., Ltd. (Manufacturer of game equipment) ......     230,100   50,137,139
Nippon Telegraph & Telephone Corp. (Provider of
   telecommunication services) ...........................       2,525   34,859,219
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ..   8,747,000   32,970,073
Nomura Securities Co., Ltd. (Financial advisor, securities
   broker and underwriter) ...............................   2,751,000   77,457,765
SMC Corp. (Manufacturer of directional control devices) ..      65,200   12,080,654
Sakura Bank, Ltd. (Provider of banking services) .........   6,243,000   35,552,779
Softbank Corp. (Provider of electronic commerce, software
   and peripheral hardware equipment) ....................      36,100   52,461,399
Sony Corp. (ADR) (Manufacturer of consumer electronics) ..      66,700   20,902,113
Sony Corp. (Manufacturer of consumer electronics) ........     153,500   45,311,081
THK Co., Ltd. (Manufacturer of linear motion systems for
   industrial machinery) .................................     424,600   18,703,996
Tokyo Electron Ltd. (Manufacturer of semiconductor
   production equipment) .................................     357,000   54,311,989
Toshiba Corp.* (Manufacturer of electric machinery) ......   5,559,000   45,289,946


    The accompanying notes are an integral part of the financial statements.

                                                              Shares       Value ($)
------------------------------------------------------------------------------------

 Yamanouchi Pharmaceutical Co., Ltd.
    (Manufacturer of ethical drugs) ....................     864,000      41,198,910
                                                                       -------------
                                                                       1,322,419,541
                                                                       -------------
 Korea 3.3%
 SK Telecom Co., Ltd.* (Provider of mobile
    telecommunication services) ........................      23,030      85,514,607
 Samsung Electronics Co. (Manufacturer of electronics) .     382,050      86,468,365
                                                                       -------------
                                                                         171,982,972
                                                                       -------------
 Netherlands 7.1%
 AEGON Insurance Group NV (Insurance company) ..........     248,470      17,193,577
 ASM Lithography Holding NV (Developer of
    photolithography projection systems) ...............     227,850      29,122,186
 Akzo Nobel NV (Producer and marketer of health care
    products, coatings, chemicals and fibers) ..........     499,500      19,314,492
 Equant NV (Provider of international data
    network services) ..................................     554,459      62,909,581
 Fortis Bank (NL) NV (Provider of banking and
    insurance services) ................................     603,210      15,203,913
 Gucci Group NV (New York Shares) (Designer and
    producer of personal luxury accessories and apparel)     401,280      35,086,920
 Koninklijke KPN NV (Provider of telecommunication
    services) ..........................................     404,260      51,591,533
 Laurus NV (International food retailer) ...............     846,440      10,389,129
 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) ...............................     442,319      88,060,687
 United Pan-Europe Communications NV (Provider of
    television and telecommunication services) .........     210,766      41,686,128
                                                                       -------------
                                                                         370,558,146
                                                                       -------------
 Spain 1.2%
 Telefonica Publicidad e Informacion, SA (Publisher of
    telephone directories) .............................      96,531       6,623,757
 Telefonica SA* (Provider of telecommunication services)   1,874,769      54,084,318
                                                                       -------------
                                                                          60,708,075
                                                                       -------------
 Sweden 1.5%
 LM Ericsson Telephone Co. "B"* (Manufacturer of
    telecommunications equipment) ......................     798,900      76,713,566
                                                                       -------------
 Switzerland 1.2%
 Nestle SA (Registered) (Food manufacturer) ............      17,186      29,112,500
 Roche Holdings AG (Producer of drugs and medicines) ...       3,049      33,012,779
                                                                       -------------
                                                                          62,125,279
                                                                       -------------


    The accompanying notes are an integral part of the financial statements.

                                                                      Shares       Value ($)
--------------------------------------------------------------------------------------------

 Taiwan 4.4%
 Asustek Computer Inc. (Manufacturer of computer
    motherboards) ............................................       3,344,000    41,718,306
 Far Eastern Textile Ltd. (Manufacturer of natural and
    synthetic textile products) ..............................      16,115,270    35,170,133
 GigaMedia Ltd.* (Provides broadband Internet access
    services and content) ....................................         344,327    24,124,410
 Hon Hai Precision Industry Co., Ltd. (Manufacturer
    of electronic connectors and cable assemblies) ...........       2,043,400    19,036,235
 Taiwan Semiconductor Manufacturing Co. (Manufacturer
    of integrated circuits) ..................................       7,259,630    47,530,477
 United Microelectronics Corp., Ltd. (Manufacturer of
    integrated circuits) .....................................      16,818,000    61,629,479
                                                                               -------------
                                                                                 229,209,040
                                                                               -------------
 United Kingdom 14.5%
 ARM Holdings plc (Designer of RISC microprocessors
    and related technology) ..................................         244,168    18,431,427
 BOC Group plc (Producer of industrial gases) ................       2,118,054    42,957,127
 BP Amoco plc (Integrated world oil company) .................       3,243,901    25,055,878
 Billiton plc* (Resource group that explores, produces and
    markets aluminum and other metal products) ...............       4,087,844    16,852,642
 British Aerospace plc (Producer of military aircraft) .......       5,994,329    29,517,544
 Cable and Wireless plc (International telecommunication
    services in the United Kingdom and Hong Kong) ............       1,446,367    29,974,056
 Glaxo Wellcome plc (Pharmaceutical company) .................         755,907    18,136,744
 LASMO plc (Oil production and exploration) ..................              30            45
 Prudential Corp. plc* (Provider of a broad range of
    financial services) ......................................       3,127,095    46,134,002
 Rentokil Initial plc (Environmental services company) .......       6,542,018    21,261,052
 Reuters Group plc (International news and information
    agency) ..................................................       5,838,661   131,419,950
 Rio Tinto plc (Mining company) ..............................       3,916,538    57,842,510
 Royal & Sun Alliance Insurance Group plc
    (Insurance company) ......................................       6,296,100    34,235,663
 Shell Transport & Trading plc (Petroleum company) ...........       7,283,756    50,277,075
 SmithKline Beecham plc (Manufacturer of ethical drugs
    and health care products) ................................       1,701,355    19,134,103
 Standard Chartered plc (International banking group) ........       2,502,667    35,380,118
 Vodafone AirTouch plc (Provider of telecommunication
    services) ................................................      32,343,557   181,107,816
                                                                               -------------
                                                                                 757,717,752
                                                                               -------------

--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,430,509,774)                                      5,033,648,887
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,610,783,119) (a)                 5,214,926,362
--------------------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


*        Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $3,611,462,000. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $1,603,464,362. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,759,466,276 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $156,001,914.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

         Currency Abbreviation
         ---------------------------
         EUR        euro



    The accompanying notes are an integral part of the financial statements.

Financial Statements

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000
-------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $3,610,783,119) .....................   $ 5,214,926,362
Cash ..........................................................................             1,659
Foreign currency, at value (cost $8,487,571) ..................................         8,452,714
Receivable for investments sold ...............................................        57,837,051
Dividends receivable ..........................................................         1,068,494
Interest receivable ...........................................................            36,755
Receivable for Fund shares sold ...............................................        60,266,782
Foreign taxes recoverable .....................................................         3,214,125
Other assets ..................................................................            16,614
                                                                                  ---------------
Total assets ..................................................................     5,345,820,556

Liabilities
-------------------------------------------------------------------------------------------------
Payable for investments purchased .............................................        15,299,871
Payable for Fund shares redeemed ..............................................         5,811,684
Accrued management fee ........................................................         3,351,213
Other accrued expenses and payables ...........................................         2,737,198
                                                                                  ---------------
Total liabilities .............................................................        27,199,966
-------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 5,318,620,590
-------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ..................        (4,015,070)
Net unrealized appreciation (depreciation) on:
  Investments .................................................................     1,604,143,243
  Foreign currency related transactions .......................................          (261,737)
Accumulated net realized gain (loss) ..........................................       494,207,318
Paid-in capital ...............................................................     3,224,546,836
-------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 5,318,620,590
-------------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------------
International Shares

Net asset value, offering and redemption price per share ($5,264,613,691 /
   75,712,831, shares of capital stock outstanding, $.01 par value, 100,000,000   ---------------
   shares authorized) .........................................................   $         69.53
                                                                                  ---------------
Barrett International Shares

Net asset value, offering and redemption price per share ($31,646,339 / 453,873
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares        ---------------
   authorized) ................................................................   $         69.73
                                                                                  ---------------
Class R Shares

Net asset value, offering and redemption price per share ($22,360,560 / 322,077
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares        ---------------
   authorized) ................................................................   $         69.43
                                                                                  ---------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the six months ended February 29, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,310,442) ........   $    12,837,135
Interest .......................................................         4,500,497
                                                                   ---------------
Total Income ...................................................        17,337,632
                                                                   ---------------
Expenses:
Management fee .................................................        17,146,467
Services to shareholders .......................................         5,834,486
Custodian and accounting fees ..................................         1,364,797
Adminstrative services fees ....................................            12,635
Directors' fees and expenses ...................................            20,137
Reports to shareholders ........................................           197,069
Auditing .......................................................            63,238
Legal ..........................................................            32,152
Registration fees ..............................................           174,288
Other ..........................................................            11,742
                                                                   ---------------
                                                                        24,857,011
Net investment income (loss) ...................................        (7,519,379)

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       540,149,205
Foreign currency related transactions ..........................        (5,724,647)
                                                                   ---------------
                                                                       534,424,558
                                                                   ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................       663,993,719
Foreign currency related transactions ..........................         5,085,413
                                                                   ---------------
                                                                       669,079,132
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           1,203,503,690
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 1,195,984,311
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                          Six Months      Five Months        Year Ended
                                        Ended February       Ended            March 31,
Increase (Decrease) in Net Assets          29, 2000     August 31, 1999         1999
-----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $    (7,519,379)   $    13,184,289    $    27,196,521
Net realized gain (loss) from
   investment transactions ......       534,424,558        121,162,610        495,847,664
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period       669,079,132        351,081,101       (311,164,241)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................     1,195,984,311        485,428,000        211,879,944
                                   ---------------- ------------------    ---------------
Distributions to shareholders:
From net investment income--
   International Shares .........        (9,038,794)                --                 --
                                   ---------------- ------------------    ---------------
   Barrett International Shares .           (83,500)                --                 --
                                   ---------------- ------------------    ---------------
From net realized gains--
   International Shares .........      (150,588,603)      (164,421,947)      (303,892,941)
                                   ---------------- ------------------    ---------------
   Barrett International Shares .          (953,658)        (1,218,599)        (2,373,251)
                                   ---------------- ------------------    ---------------
   Class R Shares ...............          (398,644)                --                 --
                                   ---------------- ------------------    ---------------
Fund share transactions:
Proceeds from shares sold .......     2,288,114,832      1,241,030,773      2,263,481,804
Reinvestment of distributions ...       150,115,905        157,322,243        290,405,369
Cost of shares redeemed .........    (1,792,390,040)    (1,193,055,248)    (2,231,646,711)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................       645,840,697        205,297,768        322,240,462
                                   ---------------- ------------------    ---------------
Increase (decrease) in net assets     1,680,761,809        525,085,222        227,854,214
Net assets at beginning of period     3,637,858,781      3,112,773,559      2,884,919,345
Net assets at end of period
   (including accumulated
   distributions in excess of net
   investment income of
   $4,015,070 and undistributed
   net investment income of
   $12,626,603 and $2,638,610,     ---------------- ------------------    ---------------
   respectively) ................   $ 5,318,620,590    $ 3,637,858,781    $ 3,112,773,559
                                   ---------------- ------------------    ---------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Shares

------------------------------------------------------------------------------------
                          2000(b)  1999(c)  1999(d) 1998(d) 1997(d) 1996(d) 1995(d)
------------------------------------------------------------------------------------
Net asset value,
beginning of period     $54.82     $50.07  $52.06   $48.07  $45.71  $39.72  $42.96
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income
  (loss) (a)              (.11)       .20(f)  .47(e)   .43     .30     .38     .21
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions           17.12       7.20    3.10     9.16    4.53    7.19   (1.03)
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations             17.01       7.40    3.57     9.59    4.83    7.57    (.82)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income   (.13)        --      --     (.25)  (1.28)   (.40)     --
------------------------------------------------------------------------------------
  Net realized gains on
  investment
  transactions           (2.17)     (2.65)  (5.56)   (5.35)  (1.19)  (1.18)  (2.42)
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions    (2.30)     (2.65)  (5.56)   (5.60)  (2.47)  (1.58)  (2.42)
------------------------------------------------------------------------------------
Net asset value, end
of period               $69.53     $54.82  $50.07   $52.06  $48.07  $45.71  $39.72
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)         31.06**    15.19**  7.18    21.57   10.74   19.25   (2.02)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)      5,265      3,610   3,090    2,885   2,583   2,515   2,192
------------------------------------------------------------------------------------
Ratio of expenses (%)     1.12*      1.21*   1.17     1.18    1.15    1.14    1.19
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)         (.17)(g)**  .93*    .92      .83     .64     .86     .48
------------------------------------------------------------------------------------
Portfolio turnover rate
(%)                         91*        82*     80       56      36      45      46
------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended February 29, 2000.

(c) For the five months ended August 31, 1999. On July 7, 1999, the Directors changed the fiscal year end of the Fund from March 31 to August 31.

(d)      Years ended March 31.

(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

(g) The ratio for the six months ended February 29, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Barrett International Shares

------------------------------------------------------------------------------------
                                                          2000(b)  1999(c)  1999(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period                    $54.94     $50.14  $52.40
                                                        ----------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                        (.05)       .25(f)  .52(e)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                           17.20       7.20    2.78
                                                        ----------------------------
------------------------------------------------------------------------------------
  Total from investment operations                       17.15       7.45    3.30
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                   (.19)        --      --
------------------------------------------------------------------------------------
  Net realized gains on investment transactions          (2.17)     (2.65)  (5.56)
                                                        ----------------------------
------------------------------------------------------------------------------------
  Total distributions                                    (2.36)     (2.65)  (5.56)
------------------------------------------------------------------------------------
Net asset value, end of period                          $69.73     $54.94  $50.14
                                                        ----------------------------
------------------------------------------------------------------------------------
Total Return (%)                                         31.23**    15.27**  6.60**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      31         25      23
------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .95*      1.03*   1.08*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.08)(g)** 1.11*   1.02*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 91*        82*     80
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended February 29, 2000

(c) For the five months ended August 31, 1999. On July 7, 1999, the Directors changed the fiscal year end of the Fund from March 31 to August 31.

(d) For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

(g) The ratio for the six months ended February 29, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class R Shares

------------------------------------------------------------------------------------
                                                                 2000(b)   1999(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $54.78     $53.33
                                                               ---------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                               (.24)      (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  17.06       1.47
                                                               ---------------------
------------------------------------------------------------------------------------
  Total from investment operations                              16.82       1.45
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                 (2.17)        --
------------------------------------------------------------------------------------
Net asset value, end of period                                 $69.43     $54.78
                                                               ---------------------
------------------------------------------------------------------------------------
Total Return (%)                                                30.71**     2.72**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             22        2.8
------------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.46*      1.63*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.39)(d)**  (.09)**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        91*        82*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended February 29, 2000.

(c) For the period August 2, 1999 (commencement of Class R shares) to August 31, 1999.

(d) The ratio for the six months ended February 29, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*        Annualized

**       Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999 the Directors changed the fiscal year end of the Fund from March 31 to August 31.

The Fund offers three classes of shares: International Shares, Barrett International Shares, and Class R Shares. Class R Shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services, and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $2,249,182,319 and $1,980,817,125, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the six months ended February 29, 2000, the fees pursuant to this agreement amounted to $17,146,467, which was equivalent to an annualized effective rate of 0.78% of the Fund's average daily net assets.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, provides information and administrative services to Class R Shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended February 29, 2000, the Administrative Services Fee was as follows:

                                                                   Unpaid at
                                               Fees Waived by     February 29,
Administrative Services Fee   Total Aggregated       KDI             2000
-------------------------------------------------------------------------------
Class R                       $       12,635   $          --    $       12,635
-------------------------------------------------------------------------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. During the first twelve months of operations for Class R shares, a shareholder services fee will be charged at an annual rate of 0.35%. The amount charged to Class R Shares for the six months ended February 29, 2000 aggregated $11,089. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the other classes of the Fund. For the six months ended February 29, 2000, the amount charged by SSC to the International Shares and Barrett International Shares for services to shareholders aggregated $1,618,997 and $5,101, respectively, of which $1,974 and $6 is unpaid at February 29, 2000.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended February 29, 2000, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $436,823.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the six months ended February 29, 2000, the amount charged to the International Shares of the Fund by STC aggregated $1,682,412.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SFAC aggregated $593,504.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 29, 2000, Directors' fees and expenses aggregated $20,137.

D. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                            Six Months Ended                  Five Months Ended
                            February 29, 2000                  August 31, 1999
                   -------------------------------- --------------------------------
Shares sold            Shares          Dollars          Shares           Dollars
------------------------------------------------------------------------------------
International
   Shares .......      36,010,725  $2,267,506,557       23,688,225   $1,237,843,269
Barrett
   International
   Shares .......          10,586         647,557            6,462          343,000
Class R Shares* .         306,849      19,960,718           51,931        2,844,504
                                   --------------                    ---------------
                                   $2,288,114,832                    $1,241,030,773
                                   --------------                    ---------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
International
   Shares .......       2,146,025  $  148,889,771        3,072,099   $  156,369,846
Barrett
   International
   Shares .......          11,915         828,720           18,682          952,397
Class R Shares* .           5,738         397,414               --               --
                                   --------------                    ---------------
                                   $  150,115,905                    $  157,322,243
                                   --------------                    ---------------

Shares redeemed
------------------------------------------------------------------------------------
International
   Shares .......    (28,290,824)  $(1,787,955,859)   (22,623,108)   $(1,191,569,309)
Barrett
   International
   Shares .......        (26,644)     (1,572,311)         (27,968)      (1,464,486)
Class R Shares* .        (42,049)     (2,861,870)            (392)         (21,453)
                                 ----------------                  -----------------
                                 $(1,792,390,040)                  $(1,193,055,248)
                                 ----------------                  -----------------

Net increase (decrease)
------------------------------------------------------------------------------------
International
   Shares .......       9,865,926  $  628,440,469        4,137,216   $  202,643,806
Barrett
   International
   Shares .......         (4,143)        (96,034)          (2,824)        (169,089)
Class R Shares* .         270,538      17,496,262           51,539        2,823,051
                                   --------------                    ---------------
                                   $  645,840,697                    $  205,297,768
                                   --------------                    ---------------

* 1999 -- For the period August 2, 1999 (commencement of sale of Class R shares) to August 31, 1999.

                                                  Year Ended
                                                March 31, 1999
                                       ----------------------------------
Shares sold                                 Shares           Dollars
-------------------------------------------------------------------------
International Shares ...............    44,060,365       $ 2,240,750,152
Barrett International Shares* ......       434,026(a)         22,731,652(a)
Class R Shares .....................            --                    --
                                                         ---------------
                                                         $ 2,263,481,804
                                                         ---------------
Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------
International Shares ...............     5,925,727       $   288,615,428
Barrett International Shares* ......        36,722             1,789,941
Class R Shares .....................            --                    --
                                                         ---------------
                                                         $   290,405,369
                                                         ---------------
Shares redeemed
-------------------------------------------------------------------------
International Shares ...............   (43,688,877)      $(2,231,145,939)
Barrett International Shares* ......        (9,908)             (500,772)
Class R Shares .....................            --                    --
                                                         ---------------
                                                         $(2,231,646,711)
                                                         ---------------
Net increase (decrease)
-------------------------------------------------------------------------
International Shares ...............     6,297,215       $   298,219,641
Barrett International Shares* ......       460,840            24,020,821
Class R Shares .....................            --                    --
                                                         ---------------
                                                         $   322,240,462
                                                         ---------------


(a) Includes $21,054,972 and 401,812 shares from shares issued in tax free reorganization.

* For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 29, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
April 19, 2000

Barrett International
Shares

345 Park Avenue,
New York, New York 10154
(800) 854-8525



Investment Manager
Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, Massachusetts 02110

Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Fund Accounting Agent
Scudder Fund Accounting Corporation
Two International Place
Boston, Massachusetts 02110

Transfer Agent and
Dividend Disbursing Agent
Scudder Service Corporation
P.O. Box 9242
Boston, Massachusetts 02205

Legal Counsel
Dechert, Price & Rhoads
10 Post Office Square South
Boston, Massachusetts 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


This report is for the information of the shareholders. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.